UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 11, 2023

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
New Form of Equity Award Agreement under the NeoGenomics Equity Incentive Plan

On May 11, 2023, the Culture and Compensation Committee (the “Committee”) of the Board of Directors of NeoGenomics. Inc. (the “Company”), in its capacity as administrator of the NeoGenomics, Inc. Amended and Restated Equity Incentive Plan, as amended effective May 27, 2021 (as amended, the “Plan”), authorized and approved the adoption of a new form of equity award agreement under the Plan to cover awards of performance-based restricted stock units (each, a “PSU”) to be granted to eligible award recipients under the Plan (the “PSU Agreement”). The form of PSU Agreement provides for vesting of the underlying restricted stock units upon the increase in absolute total shareholder return in amounts and over periods to be set forth in each PSU Agreement.

The form of PSU Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the form of PSU Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Amendment to Employment Agreement

Effective May 12, 2023, the Company entered into an amendment to the employment agreement between the Company and Melody Harris, its President, Enterprise Operations (the “Amendment”). The amendment provides that when Ms. Harris relocates to Southwest Florida, the Company will provide a relocation benefit of $250,000. All other terms of the original employment agreement (the “Employment Agreement”) are unchanged.

The foregoing description of the terms of the Amendment is qualified in its entirety by the terms of the Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the Employment Agreement, which was filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2023.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

10.1	Form of PSU Agreement under the NeoGenomics, Inc. Amended and Restated Equity Incentive Plan.
10.2	Amendment to Employment Agreement, effective May 12, 2023, by and between NeoGenomics, Inc. and Melody Harris.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	May 17, 2023	By:	/s/ Alicia C. Olivo
		Name:	Alicia C. Olivo
		Title:	General Counsel and Corporate Secretary